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APPLICATION FOR INDIVIDUAL VARIABLE ANNUITY                                          [LOGO OF MetLife]
                                                                 HOW TO SUBMIT THIS FORM
METLIFE PREMIER VARIABLE ANNUITY/SM/                             Please send the entire form by mail.
                                                                 REGULAR MAIL:
                                                                 MetLife:
METLIFE INSURANCE COMPANY USA ("METLIFE")                        P.O. Box 10366
Home Office Address (no correspondence)                          Des Moines, IA 50306-0366
1209 Orange Street, Wilmington, DE 19801                         EXPRESS MAIL ONLY:
                                                                 MetLife
                                                                 4700 Westown Parkway, Suite 200
                                                                 West Des Moines, IA 50266


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SECTION 1: REQUIRED - CLASS SELECTION (CHECK ONLY ONE)

[_] B Class    [_] R Class

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SECTION 2: REQUIRED - PLAN TYPE (CHECK ONLY ONE)

o  For Decedent IRA or Non-Qualified decedent contracts, complete the applicable Inherited IRA or
   Non-Qualified Election form.
[_] Non-Qualified             [_] Traditional IRA    [_] Roth IRA    [_] Decedent Traditional IRA
[_] Non-Qualified Decedent    [_] SEP                [_] SIMPLE

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SECTION 3: REQUIRED - OWNER INFORMATION

o  THE OWNER WILL BE THE ANNUITANT UNLESS OTHERWISE INDICATED IN SECTION 4. CORRESPONDENCE IS SENT TO
   THE OWNER.
o  Please complete either the individual or the entity name fields as applicable.
o  Unless otherwise permitted by the Internal Revenue Code, the Owner and Annuitant of this Contract must be the same individual for all IRA plan types.
o  If the Owner is a Trust, complete the Trustee Certification form.

First name                         Middle name            Last name
_______________________________________________________________________________________________________

Entity Name (IF APPLICABLE)
_______________________________________________________________________________________________________

Permanent street address          City                         State             Zip
_______________________________________________________________________________________________________

Social security number/Tax ID number  [_] Male    [_] Entity  Date of birth/Date of Trust  Phone number
                                      [_] Female
_______________________________________________________________________________________________________

Email address                           Country of legal residence            Country of citizenship
_______________________________________________________________________________________________________

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o OPTIONAL - JOINT OWNER INFORMATION (NON-QUALIFIED ONLY)
First name                             Middle name            Last name
______________________________________________________________________________________________________________________

Permanent street address                            City                             State             Zip
______________________________________________________________________________________________________________________

Social security number               [_] Male       Date of birth             Phone number
                                     [_] Female
______________________________________________________________________________________________________________________

Email address                             Country of legal residence          Country of citizenship
______________________________________________________________________________________________________________________

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SECTION 4 -  ANNUITANT INFORMATION

o  The Annuitant is the Owner unless the Owner is an entity.
First name                                Middle name   Last name
______________________________________________________________________________________________________________________

Permanent street address                             City                            State             Zip
______________________________________________________________________________________________________________________

Social security number        [_] Male               Date of birth            Phone number
                              [_] Female
______________________________________________________________________________________________________________________

Email address                            Country of legal residence           Country of citizenship
______________________________________________________________________________________________________________________

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SECTION 5: REQUIRED - PRIMARY AND CONTINGENT BENEFICIARY(IES)

o  If there are more than three beneficiaries, attach a signed and dated separate sheet.
o  If no designated beneficiary survives you, or you do not designate a beneficiary, the death benefit will be payable to your estate.
o  If Joint Owners are named, upon the death of either Joint Owner, the surviving Joint Owner becomes the primary beneficiary, and the beneficiaries listed below become contingent beneficiaries.
o  If ALL Primary Beneficiaries predecease the Owner, then any surviving Contingent Beneficiaries listed below will become Primary Beneficiaries, unless we are notified otherwise by the Owner.
o  Primary and Contingent Beneficiary percentages must each add up to 100%.


PRIMARY BENEFICIARY
First name (ENTITY NAME, IF APPLICABLE)  Middle name      Last name                                                   % OF PROCEEDS
______________________________________________________________________________________________________________________

Permanent street address                         City                         State             Zip
______________________________________________________________________________________________________________________

Phone number          Date of birth/Date of Trust    Relationship to Owner     Social Security number/Tax ID number
______________________________________________________________________________________________________________________

ICC15-MPP-APP (11/15)                                              Page 2 of 11
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[_]PRIMARY  [_]CONTINGENT
First name (ENTITY NAME, IF APPLICABLE)   Middle name                Last name                                        % OF PROCEEDS
______________________________________________________________________________________________________________________

Permanent street address                          City                          State            Zip
______________________________________________________________________________________________________________________

Phone number   Date of birth/Date of Trust   Relationship to Owner   Social Security number/Tax ID number
______________________________________________________________________________________________________________________

[_]PRIMARY  [_]CONTINGENT
First name (ENTITY NAME, IF APPLICABLE)   Middle name                Last name                                        % OF PROCEEDS
______________________________________________________________________________________________________________________

Permanent street address                          City                          State            Zip
______________________________________________________________________________________________________________________

Phone number   Date of birth/Date of Trust   Relationship to Owner   Social Security number/Tax ID number
______________________________________________________________________________________________________________________

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SECTION 6: REQUIRED - REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?   [_] Yes   [_] No

Will the proposed annuity replace, discontinue, or change any existing policy or contract?  [_] Yes   [_] No

If "Yes" to either,  ensure that any applicable disclosure and replacement forms are attached.

Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

ICC15-MPP-APP (11/15)                                              Page 3 of 11
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SECTION 7: REQUIRED - INITIAL PURCHASE PAYMENT AMOUNT (COMPLETE ALL THAT APPLY FOR EACH PURCHASE PAYMENT TYPE)

SOURCE OF FUNDS:
o  Enter the appropriate letter from the sources listed below in the details box of the payment chart.
o  If Money market account was funded with mutual funds within the last six months, select mutual fund as source.
   A) Annuity (including 403(b))                  F) Life insurance                            K) Real estate
   B) Bonds                                       G) Loan                                      L) Savings
   C) Certificate of Deposit                      H) Money market account                      M) Stocks
   D) Discretionary income (Salary/Bonus)         I) Mutual fund (including 403(b)(7))         N) Other
   E) Endowment                                   J) Pension assets
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TAX MARKET OF FUNDS:

o  Enter the appropriate number from the tax markets listed below in the Details box of the Payment Chart.

   1) Qualified (401(a), 401(k), 403(a), Keogh, Pension         3) Roth IRA                5) 403(b), 403(b)(7)(rollover)
      Plan, etc.)(rollover)                                     4) SIMPLE IRA              6) Non-Qualified
   2) Traditional IRA, SEP IRA, SAR-SEP IRA                       (rollover)
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TOTALS: Please total the purchase payment amount for each of the incoming funds listed below.

                     TOTAL INITIAL PURCHASE PAYMENT AMOUNT $________________
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          Payment Type            Delivery Method                                         Details for Incoming Funds
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1    [_] Transfer             [_] Payment with application        AMOUNT:   $_____________________

     [_] 1035 Exchange        [_] Transfer paperwork with         Source of funds: _______________   Source (if other):  __________
                                  application

     [_] Rollover             [_] Electronic payment              Tax market of source fund:      ________________

     [_] Contribution/Payment                                     If source is endowment: Maturity date   _________________________

                                                                  For IRA contributions: Tax year         _________________________

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2    [_] Transfer             [_] Payment with application        AMOUNT:   $_____________________

     [_] 1035 Exchange        [_] Transfer paperwork with         Source of funds: _______________   Source (if other):  __________
                                  application

     [_] Rollover             [_] Electronic payment              Tax market of source fund:      ________________

     [_] Contribution/Payment                                     If source is endowment: Maturity date   _________________________

                                                                  For IRA contributions: Tax year         _________________________

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3    [_] Transfer             [_] Payment with application        AMOUNT:   $_____________________

     [_] 1035 Exchange        [_] Transfer paperwork with         Source of funds: _______________   Source (if other):  __________
                                  application

     [_] Rollover             [_] Electronic payment              Tax market of source fund:      ________________

     [_] Contribution/Payment                                     If source is endowment: Maturity date   _________________________

                                                                  For IRA contributions: Tax year         _________________________

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SECTION 8: BENEFIT RIDERS

   o   Subject to state availability and age restrictions. Other restrictions may apply.
   o   You can only select these options at the time of application.
   o   Once elected, this option may not be changed.

o OPTIONAL: LIVING BENEFIT RIDERS

   o   You may only select one of the following riders.
   o   There are additional charges for the optional riders listed below.
   o   Living benefit riders are not available with non-qualified Decedent contracts.
   o   Guaranteed Withdrawal Benefit is the only Living Benefit Rider available with Decedent IRA contracts.

       GUARANTEED LIFETIME WITHDRAWAL BENEFIT (FLEXCHOICE (GLWB))
       [_] FlexChoice Level   [_] FlexChoice Expedite
       GUARANTEED WITHDRAWAL BENEFIT (GWB)
       [_] GWB v1

o REQUIRED: DEATH BENEFIT (IMPORTANT: YOU MUST CHOOSE ONLY ONE OF THE FOLLOWING DEATH BENEFITS.)

   o  The Account Value death benefit is available at no additional charge. There are additional charges for the other death benefit riders.

      ACCOUNT VALUE DEATH BENEFIT

       [_] Account Value

      RETURN OF PREMIUM DEATH BENEFIT RIDER

       [_] Return of Premium

      ANNUAL STEP-UP DEATH BENEFIT RIDER (ANNUAL STEP-UP)

       [_] Annual Step-Up

      GUARANTEED LIFETIME WITHDRAWAL BENEFIT RIDER (FLEXCHOICE (GLWB)) DEATH BENEFIT

      o  Not available in the state of WA
      o  FlexChoice Death Benefit is not allowed in Decedent/Stretch tax markets.
       [_] FlexChoice Death Benefit (MAY ONLY SELECT IF A FLEXCHOICE LIVING BENEFIT RIDER IS SELECTED.)

o OPTIONAL: OTHER RIDER

   o   Earnings Preservation Benefit is not available if a FlexChoice living benefit rider is selected.
   o   There is an additional charge for this optional rider.
   o   Not available in WA.
      [_] Earnings Preservation Benefit (EPB)

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SECTION 9: OPTIONAL - REBALANCING PROGRAM

   o   The Rebalancing program is only available if one or more portfolio is selected.
   o   Quarterly rebalancing is automatic if FlexChoice Level or FlexChoice Expedite riders are selected.
   o   When checked below, I authorize MetLife to automatically rebalance my investment portfolios to the allocation percentage levels selected in Option 11 B or Option 11C, or as I may otherwise direct by notice to MetLife.
   o   If the rebalancing transfer date is the 29th, 30th, or 31st, transfers will occur on the first day of the next month. If the transfer date falls on a weekend or holiday, the transfer will occur on the first day of the next month.
   o   DCA transfers and Rebalancing are available simultaneously if the DCA source is the fixed account.
   o   If a DCA program is elected, rebalancing shall be based on the transfer allocations selected for such program.
   o   You should understand that, unless the program is terminated, subsequent purchase payment allocations and transfers will be rebalanced under this program to the percentages selected. Termination or modification of this program must be by notice to MetLife. This program will be terminated upon notice to MetLife of your death.
   [_] Monthly  [_] Quarterly  [_] Semiannually  [_] Annually

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SECTION 10: OPTIONAL - DOLLAR COST AVERAGING (DCA)/ENHANCED DOLLAR COST AVERAGING (EDCA) PROGRAMS

    o   You may only select one the following programs.
    o   If you terminate a program, or a program is terminated on account of notice of your death, we will treat the termination as your request to transfer any remaining monies to the Subaccounts in accordance with the percentages you have chosen before termination or death notification (UNLESS YOU HAVE SPECIFIED OTHERWISE).

o EQUITY GENERATOR(R)
   o   Not available with any Living Benefit Rider.
   o   Your target allocations will match the Purchase Payment Allocation/DCA Target Allocation Instructions in Section 11,
       including the Fixed Account.

   PERCENTAGE TO BE ALLOCATED: ________%

o DOLLAR COST AVERAGING PROGRAM

   o   If you are selecting a DCA program, be sure to allocate a sufficient portion of your initial purchase payment to the appropriate source fund (Fixed Account or BlackRock Ultra-Short Term Bond Portfolio) in Section 11.
   1.  DCA Transfers will be made from the:
       [_] Fixed Account  [_] BlackRock Ultra-Short Term Bond Portfolio
   2.  Periodic DCA transfers from this source fund will be made to the investment portfolios in the amounts selected below:
       [_] $_________ per month until the account is depleted OR
       [_] $_________ per month for:
            [_] 12 months  [_] 24 months  [_] 36 months
            [_] 48 months  [_] 60 months  [_] Other ______months


o ENHANCED DOLLAR COST AVERAGING PROGRAM

   o   Not available in OR.
   o   EDCA must total 100% when a Rebalancing Program is elected.
   o   $10,000 minimum.
   o   Only Purchase Payments can be allocated to the EDCA account.
   o   By electing an EDCA program, I authorize a portion of my purchase payment to be allocated to the Enhanced Dollar Cost
       Averaging program elected below.
   o   The terms of this program will be governed by the Enhanced Dollar Cost Averaging Rider issued with your contract. Subsequent purchase payments may be allocated to your EDCA account; however, such allocations will have the effect of increasing the monthly transfer amount and thereby accelerating the time period over which transfers are made.
    [_] 6 months  [_] 12 months

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SECTION 11: REQUIRED - PURCHASE PAYMENT ALLOCATION

   o   The Purchase Payment Allocation section that you must complete below will depend upon the rider elections made in Section 8
      ("BENEFIT RIDERS").

       o   IF YOU ELECTED FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE, COMPLETE OPTION 11A.
       o   IF YOU ELECTED GWB V1, COMPLETE OPTION 11B.
       o   IF YOU DID NOT ELECT FLEXCHOICE LEVEL, FLEXCHOICE EXPEDITE, OR GWB V1, COMPLETE OPTION 11C.
   o   Allocations must be whole percentages and the option must total 100%.
   o   Unless otherwise directed, subsequent purchase payments will also be directed to the target Purchase Payment Allocations indicated below.
   o   Please note: the Protected Growth Strategy Portfolios are designed to reduce volatility of returns. Although you may have less risk from market downturns, you may also have less opportunity to benefit from market gains.

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o OPTION 11A
   o   COMPLETE ONLY IF FLEXCHOICE LEVEL OR FLEXCHOICE EXPEDITE IS ELECTED.
   o   If you selected an EDCA program in Section 10, 100% of the purchase payments will be allocated to EDCA program and the target EDCA allocations will equal the purchase payment allocations indicated below.
   o   If allocations are made to the portfolios in this section, they will automatically be rebalanced on a quarterly basis.

PLATFORM 1                                                  PLATFORM 2
o  You must allocate at least 80% of your purchase          o   You may allocate no more than 20% of your purchase
   payment to these portfolios.                                 payment to these portfolios.
   PURCHASE PAYMENT ALLOCATION/EDCA TARGET ALLOCATION          PURCHASE PAYMENT ALLOCATION/EDCA TARGET ALLOCATION
                      INSTRUCTIONS                                                INSTRUCTIONS
----------------------------------------------------------  ---------------------------------------------------------
Barclays Aggregate Bond Index Portfolio             _____%  MetLife Asset Allocation 20 Portfolio               _____%
Pyramis(R) Government Income Portfolio              _____%  MetLife Asset Allocation 40 Portfolio               _____%
          PROTECTED GROWTH STRATEGY PORTFOLIOS              MetLife Asset Allocation 60 Portfolio
AB Global Dynamic Allocation Portfolio              _____%  American Funds(R) Balanced Allocation Portfolio     _____%
Allianz Global Investors Dynamic Multi-Asset Plus   _____%  American Funds(R) Moderate Allocation Portfolio     _____%
Portfolio
AQR Global Risk Balanced Portfolio                  _____%  SSGA Growth and Income ETF Portfolio                _____%
BlackRock Global Tactical Strategies Portfolio      _____%            PLATFORM 1 TOTAL (MAY NOT EXCEED 20%)     _____%
Invesco Balanced-Risk Allocation Portfolio          _____%
JPMorgan Global Active Allocation Portfolio         _____%
MetLife Balanced Plus Portfolio                     _____%               TOTAL PURCHASE PAYMENT ALLOCATION:     _____%
MetLife Multi-Index Targeted Risk Portfolio         _____%  (ADD SUBTOTALS FOR PLATFORMS 1 AND 2 HERE. MUST EQUAL 100%)
PanAgora Global Diversified Risk Portfolio          _____%
Pyramis(R) Managed Risk Portfolio                   _____%
Schroders Global Multi-Asset Portfolio              _____%
          PLATFORM 1 TOTAL (MUST BE AT LEAST 80%)   _____%

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o OPTION 11B
   o   Complete only if GWB is elected.
   o   If you selected an EDCA program in Section 10, also complete the EDCA Target Allocation column below.

                                                                                                    Purchase     EDCA
                                                                                                    Payment     Target
                                                                                                   Allocation Allocation
                                                                                                   ---------- ----------
Enhanced Dollar Cost Averaging Account (EDCA)                                                       ________%  ________%
Barclays Aggregate Bond Index Portfolio                                                             ________%  ________%
Pyramis(R) Government Income Portfolio                                                              ________%  ________%
                                         PROTECTED GROWTH STRATEGY PORTFOLIOS
AB Global Dynamic Allocation Portfolio                                                              ________%  ________%
Allianz Global Investors Dynamic Multi-Asset Plus Portfolio                                         ________%  ________%
AQR Global Risk Balanced Portfolio                                                                  ________%  ________%
BlackRock Global Tactical Strategies Portfolio                                                      ________%  ________%
Invesco Balanced-Risk Allocation Portfolio                                                          ________%  ________%
JPMorgan Global Active Allocation Portfolio                                                         ________%  ________%
MetLife Balanced Plus Portfolio                                                                     ________%  ________%
MetLife Multi-Index Targeted Risk Portfolio                                                         ________%  ________%
Pyramis(R) Managed Risk Portfolio                                                                   ________%  ________%
Schroders Global Multi-Asset Portfolio                                                              ________%  ________%
                                                                                   COLUMN TOTALS*   ________%  ________%
* THE PURCHASE PAYMENT ALLOCATION COLUMN MUST TOTAL 100%. THE EDCA TARGET
ALLOCATION COLUMN SHOULD ONLY BE COMPLETED IF EDCA IS ELECTED AND MUST
TOTAL 100%.
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o OPTION 11C
   o   Complete only if FlexChoice Level, FlexChoice Expedite, or GWB riders are not elected.
   o   If you selected a DCA or EDCA program in Section 10, make sure to complete the DCA/EDCA Target Allocations column.
                                               Purchase DCA/EDCA                                                Purchase DCA/EDCA
                                               Payment   Target                                                 Payment   Target
                                                Alloc.   Alloc                                                   Alloc.   Alloc
                                               -------- --------                                                -------- --------
Fixed Account                                  ______%  ______%  T. Rowe Price Mid Cap Growth Portfolio         ______%  ______%
BlackRock Ultra-Short Term Bond Portfolio      ______%  ______%  American Funds Global Small Capitalization     ______%  ______%
                                                                 Fund
Barclays Aggregate Bond Index Portfolio        ______%  ______%  Invesco Small Cap Growth Portfolio             ______%  ______%
BlackRock Bond Income Portfolio                ______%  ______%  JPMorgan Small Cap Value Portfolio             ______%  ______%
JPMorgan Core Bond Portfolio                   ______%  ______%  Loomis Sayles Small Cap Core Portfolio         ______%  ______%
Met/Franklin Low Duration Total Return         ______%  ______%  Met/Dimensional International Small Company    ______%  ______%
Portfolio                                                        Portfolio
PIMCO Inflation Protected Bond Portfolio       ______%  ______%  MetLife Small Cap Value Portfolio              ______%  ______%
PIMCO Total Return Portfolio                   ______%  ______%  Neuberger Berman Genesis Portfolio             ______%  ______%
Pyramis(R) Government Income Portfolio         ______%  ______%  Russell 2000(R) Index Portfolio                ______%  ______%
TCW Core Fixed income Portfolio                ______%  ______%  T. Rowe Price Small Cap Growth Portfolio       ______%  ______%
Western Asset Management U.S. Government             %        %  Clarion Global Real Estate Portfolio           ______%  ______%
Portfolio                                      ______   ______
BlackRock High Yield Portfolio                 ______%  ______%  MFS(R) Emerging Markets Equity Portfolio       ______%  ______%
Lord Abbett Bond Debenture Portfolio           ______%  ______%           Choose only 1 fund from the following 4 funds
Met/Eaton Vance Floating Rate Portfolio        ______%  ______%  MetLife Asset Allocation 20 Portfolio          ______%  ______%
American Funds(R) Growth Portfolio             ______%  ______%  MetLife Asset Allocation 40 Portfolio          ______%  ______%
American Funds Growth-Income Fund              ______%  ______%  MetLife Asset Allocation 60 Portfolio          ______%  ______%
BlackRock Capital Appreciation Portfolio       ______%  ______%  MetLife Asset Allocation 80 Portfolio          ______%  ______%
BlackRock Large Cap Value Portfolio            ______%  ______%           Choose only 1 fund from the following 4 funds
ClearBridge Aggressive Growth Portfolio        ______%  ______%  MetLife Asset Allocation 100 Portfolio         ______%  ______%
Invesco Comstock Portfolio                     ______%  ______%  American Funds(R) Moderate Allocation          ______%  ______%
                                                                 Portfolio
Jennison Growth Portfolio                      ______%  ______%  American Funds(R) Balanced Allocation          ______%  ______%
                                                                 Portfolio
MetLife Stock Index Portfolio                  ______%  ______%  American Funds(R) Growth Allocation Portfolio  ______%  ______%
MFS(R) Value Portfolio                         ______%  ______%  AB Global Dynamic Allocation Portfolio         ______%  ______%
T. Rowe Price Large Cap Growth Portfolio       ______%  ______%  Allianz Global Investors Dynamic Multi-Asset   ______%  ______%
                                                                 Plus Portfolio
T. Rowe Price Large Cap Value Portfolio        ______%  ______%  AQR Global Risk Balanced Portfolio             ______%  ______%
WMC Core Equity Opportunities Portfolio        ______%  ______%  BlackRock Global Tactical Strategies Portfolio ______%  ______%
WMC Large Cap Research Portfolio               ______%  ______%  Invesco Balanced-Risk Allocation Portfolio     ______%  ______%
Baillie Gifford International Stock Portfolio  ______%  ______%  JPMorgan Global Active Allocation Portfolio    ______%  ______%
Harris Oakmark International Portfolio         ______%  ______%  MetLife Balanced Plus Portfolio                ______%  ______%
Met/Artisan International Portfolio            ______%  ______%  MetLife Multi-Index Targeted Risk Portfolio
MFS(R) Research International Portfolio        ______%  ______%  PanAgora Global Diversified Risk Portfolio     ______%  ______%
MSCI EAFE(R) Index Portfolio                   ______%  ______%  Pyramis(R) Managed Risk Portfolio              ______%  ______%
Oppenheimer Global Equity Portfolio            ______%  ______%  Schroders Global Multi-Asset Portfolio         ______%  ______%
Frontier Mid Cap Growth Portfolio              ______%  ______%  SSGA Growth and Income ETF Portfolio           ______%  ______%
Goldman Sachs Mid Cap Value Portfolio          ______%  ______%  SSGA Growth ETF Portfolio                      ______%  ______%
Invesco Mid Cap Value Portfolio                ______%  ______%  Loomis Sayles Global Markets Portfolio         ______%  ______%
Met/Artisan Mid Cap Value Portfolio            ______%  ______%  Pioneer Strategic Income Portfolio             ______%  ______%
MetLife Mid Cap Stock Index Portfolio          ______%  ______%  Western Asset Management Strategic Bond        ______%  ______%
                                                                 Opportunities Portfolio
Morgan Stanley Mid Cap Growth Portfolio        ______%  ______%                                 COLUMN TOTALS*  ______%  ______%

* THE PURCHASE PAYMENT ALLOCATION COLUMN MUST TOTAL 100%. THE DCA/EDCA TARGET ALLOCATION COLUMN SHOULD ONLY BE COMPLETED IF

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DCA/EDCA IS ELECTED, AND MUST TOTAL 100%.
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SECTION 12 - METLIFE EDELIVERY(R)
I (WE) authorize MetLife to send documents electronically through its "eDelivery" service regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates. Election of this option means prospectuses and, if applicable, fund reports and other disclosure documents will be delivered to me electronically. I (WE) also authorize MetLife to deliver my personal financial information (SUCH AS ACCOUNT STATEMENTS OR TRANSACTION CONFIRMATIONS), contracts, contract endorsements, privacy and other notices and communications electronically regarding my variable annuity and other insurance contracts issued by MetLife or its affiliates through an electronic service account. To view such documents, I (WE) understand I (WE) must enroll (WITH A USER
NAME AND PASSWORD) for an electronic service account with MetLife. If I (WE) do not complete the steps necessary to establish an electronic service account, MetLife will deliver copies of such documents in paper to the current address MetLife has on file for
me. Whether or not I (WE) enroll for an electronic service account, MetLife will deliver prospectuses and fund reports electronically through eDelivery until I (WE) separately revoke my eDelivery consent by requesting paper copies of these documents.
I (WE) have received, read and agree to the terms of the global electronic consent agreement, which contains important information concerning these services.

[_] Yes  [_] No

If "Yes" is selected, please provide your email address on page 1 of the application.

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SECTION 13 - NOTICE TO APPLICANT(S)
Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law.

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SECTION 14 - ACKNOWLEDGEMENTS AND SIGNATURES

By signing below, I (we) acknowledge the following:
o  I (We) have received the Customer Privacy Notice.
o  If this new Contract is being purchased with monies from an existing Contract, then I (we) have received the Enterprise Annuity
   Transfer Disclosure.
o  If the GWB rider was selected, I (we) have received the GWB Disclosure form.
o  If a FlexChoice rider was selected, I (we) have received the FlexChoice - Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
   Disclosure.
o  Pennsylvania residents only: If a FlexChoice rider was selected, I (we) have received the PA GLWB Supplemental Application.
o  I (We) acknowledge receipt of the Variable Annuity Disclosure Document, if applicable in my state. Please see the State
   Replacement Forms ("STATEREPSPCG") list for states that require the Variable Annuity Disclosure Document.
o  The above information and statements and those made on all pages of this application are true and correct to the best of my
   (our) knowledge and belief and are made as the basis of my (our) application.
o  I (We) have received the current prospectus for Preference Premier.
o  I (We) have read the Notice to Applicant(s) in Section 13.
o  I (We) understand that there is no additional tax benefit obtained by funding an IRA with an annuity.
o  I (We) understand that I (we) should notify MetLife if any information contained in this application changes.
o  I (WE) UNDERSTAND THAT METLIFE DOES NOT GUARANTEE THE TAX CONSEQUENCES OF THE ANNUITY (INCLUDING, BUT NOT LIMITED TO, WHETHER
   THE TRADITIONAL OR ROTH IRA OR OTHER TAX-QUALIFIED ANNUITY MEETS MINIMUM DISTRIBUTION REQUIREMENTS AND HOW MUCH OF EACH INCOME
   PAYMENT IS EXCLUDABLE FROM INCOME AS A RETURN OF ANY AFTER-TAX CONTRIBUTION), AND I (WE) SHOULD CONSULT MY (OUR) OWN TAX ADVISOR
   PRIOR TO PURCHASE OF THE ANNUITY.
o  I (we) acknowledge that: (i) if the FlexChoice death benefit is elected as the Death Benefit Option, it is only available in combination with the corresponding FlexChoice living benefit; (ii) other death benefit options are available with this product if the FlexChoice living benefit is not elected; (iii) in electing both the FlexChoice living benefit and FlexChoice death benefit riders, the combined cost of these riders is greater than the cost of the FlexChoice living benefit rider or other available death benefit options individually; (iv) once any lifetime payments under FlexChoice begin or the contract is annuitized, the FlexChoice death benefit, or any other death benefit option, will no longer be in effect.
o  I (We) understand that MetLife does not provide legal or tax advice and does not guarantee the intended tax treatment of the annuity or any riders thereto. I (We) have been informed about the tax uncertainties stated above or elsewhere in this application, and it has also been recommended to me (us) that I (we) consult my (our) own tax advisor or tax attorney prior to the purchase of the annuity or any riders thereto.
o  Your contract will be issued when we receive your first Purchase Payment, which may be less than the total Minimum Initial
   Purchase Payment. We may revoke your contract if we do not receive the proceeds from all incoming funds within 90 days of the
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
date your contract is issued.

U.S. TAX CERTIFICATION
UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER, AND
2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE
INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS,
OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND
(IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER REPORTING INTEREST
OR DIVIDENDS ON YOUR TAX RETURN, YOU MUST CROSS OUT AND INITIAL THIS ITEM.)
3. I AM A U.S. CITIZEN OR OTHER U.S. PERSON, AND
4. I AM NOT SUBJECT TO FATCA REPORTING BECAUSE I AM A U.S. PERSON AND THE ACCOUNT IS LOCATED WITHIN THE UNITED STATES.
(IF YOU ARE NOT A U.S. CITIZEN OR A U.S. PERSON FOR TAX PURPOSES, PLEASE CROSS OUT THE LAST TWO CERTIFICATIONS AND COMPLETE
APPROPRIATE IRS DOCUMENTATION.)
THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS
REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature and title of Owner (ANNUITANT UNLESS OTHERWISE NAMED)                        Date signed (MM/DD/YYYY)

____________________________________________________________________________________________________________________
Signature of Joint Owner (IF APPLICABLE)                                               Date signed (MM/DD/YYYY)

____________________________________________________________________________________________________________________
Signature of Annuitant (IF DIFFERENT THAN THE OWNER)                                   Date signed (MM/DD/YYYY)

____________________________________________________________________________________________________________________

Note: if the Owner is an entity, print the name of the Owner and have one or more Owner representatives sign.

LOCATION WHERE THE APPLICATION IS SIGNED.
(IF STATE OF SIGNING IS DIFFERENT THAN THE OWNER'S RESIDENCE STATE, THE NEXUS FORM IS REQUIRED.)

City                                                                                   State
____________________________________________________________________________________________________________________
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
-----------------------------------------------------------------------------------------------------------------------------------
SECTION 15 -  REPRESENTATIVE INFORMATION
By signing below, I certify that:
   o  All information provided by the applicant has been truly and accurately recorded.
   o  All the answers are correct to the best of my knowledge.
   o  I have provided the Customer Privacy Notice.
   o  If this new Contract is being purchased with monies from an existing Contract, I have provided the Enterprise Annuity
      Transfer Disclosure.
   o  If the GWB rider was selected, I provided GWB Disclosure form.
   o  If a FlexChoice rider was selected, I provided the FlexChoice - Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider
      Disclosure.
   o  Pennsylvania residents only: If a FlexChoice rider was selected, I provided the PA GLWB Supplemental Application.
   o  I have provided the Variable Annuity Disclosure Document, if applicable in my state. Please see the State Replacement Forms
      ("STATEREPSPCG") list for states that require the Variable Annuity Disclosure Document.
   o  I have delivered a current Preference Premier variable annuity prospectus.

Does the applicant have any existing life insurance policies or annuity contracts?     [_] Yes  [_] No
Will the proposed annuity replace, discontinue, or change any existing policy or contract?     [_] Yes  [_] No
If "Yes" to either, ensure that any applicable disclosure and replacement forms are attached.

PRIMARY REPRESENTATIVE
Signature of Primary Representative                                                    Date signed (MM/DD/YYYY)
____________________________________________________________________________________________________________________
Representative - First name                  Middle name           Last name
____________________________________________________________________________________________________________________
State license I.D. #                                                                   Business phone number
____________________________________________________________________________________________________________________


DAI #     Sales office #            Producer name (Print)                                       Commission %
____________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________

ADDITIONAL REPRESENTATIVE(S)

DAI #     Sales office #            Producer name (Print)                                       Commission %
____________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________
   o  Commissions for Preference Premier will be split in the agreed proportion.
   o  For Preference Premier the full amount will be credited to the remaining Representative(s) if one or more is no longer servicing the account.

COMMISSION CHOICE:
Select one. Not all options may currently be offered; please check for availability. Once selected, the option cannot be changed.
[_] Option A  [_] Option B  [_] Option C
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